EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of April 11, 2007, by and between EnerJex Resources, Inc., a Nevada corporation, with headquarters located at 7300 West 110th, Seventh Floor, Overland Park, Kansas 66210 (“Parent”), and the undersigned buyers (each individually, a “Buyer,” and collectively, the “Buyers”).

WHEREAS:

A.           In connection with the Securities Purchase Agreement by and among Parent, Midwest Energy, Inc., a Nevada corporation (the “Company”), and Buyers of even date herewith (the “Securities Purchase Agreement”), (i) the Company has agreed, upon the terms and subject to the conditions set forth in the Securities Purchase Agreement, to issue and sell to each Buyer senior secured debentures (the “Debentures”) of the Company and (ii) Parent has agreed, upon the terms and subject to the conditions set forth in the Securities Purchase Agreement, to issue and sell to each Buyer shares of or warrants for (the “Closing Securities”) Parent’s common stock (the “Common Stock”), par value $0.001 per share.

B.           The Debentures bear interest, which at the option of the Company, subject to certain conditions, may be paid in additional shares (collectively, the “Interest Shares”) of Common Stock.

C.           If certain thresholds of production are not met, as set forth in the Securities Purchase Agreement, Parent shall be obligated to issue additional shares of Common Stock (the “Threshold Shares”) to the Buyers.

D.           To induce the Buyers to execute and deliver the Securities Purchase Agreement, Parent has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, or any similar successor statute (collectively, the “1933 Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Parent and each of the Buyers hereby agree as follows:

1.	Definitions.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

a.     “Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

b.     “Closing Date” shall have the meaning set forth in the Securities Purchase Agreement.

NYK 1089084-6.079338.0012

c.	“Effective Date” means each of the following dates:

(1)   the date that the Registration Statement for the First Required Registration Amount has been declared effective by the SEC (the “First Effective Date”); and

(2)   the date that the Registration Statement for the Second Required Registration Amount has been declared effective by the SEC (the “Second Effective Date”).

d.	“Effectiveness Deadline” means each of the following dates:

(1)   the date which is 150 days after the First Filing Deadline (the “First Effectiveness Deadline”);

(2)   the date which is 90 days after the Second Filing Deadline (the “Second Effectiveness Deadline”); and

(3)   the date which is 90 days after the Third Filing Deadline (the “Third Effectiveness Deadline”).

e.	“Filing Deadline” means each of the following dates:

(1)   the date which is 75 days after the Initial Closing Date (the “First Filing Deadline”);

(2)   the date which is six months and one day after the earlier of the (i) First Effective Date or (ii) First Effectiveness Deadline (the “Second Filing Deadline”); and

(3)   the date which is six months and one day after the earlier of the (i) Second Effective Date or (ii) Second Effectiveness Deadline (the “Third Filing Deadline”).

f.     “Investor” means a Buyer or any transferee or assignee thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

g.	“NASD” means the National Association of Securities Dealers, Inc.

h.     “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

i.      “register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in

NYK 1089084-6.079338.0012

compliance with the 1933 Act and pursuant to Rule 415 and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

j.      “Registrable Securities” means (i) the Closing Securities, (ii) the Interest Shares issued pursuant to the Debentures, and (iii), the Threshold Shares which may be issued pursuant to the Securities Purchase Agreement or the shares of Common Stock underlying the warrants issued to one or more Buyers in lieu of the Threshold Shares, and (iv) any share capital of the Parent issued or issuable with respect to the Closing Securities, the Interest Shares, or the Threshold Shares as a result of any share split, share dividend, recapitalization, exchange or similar event or otherwise.

k.     “Registration Statement” means a registration statement or registration statements of Parent filed under the 1933 Act covering the Registrable Securities.

l.      “Required Holders” means the holders of at least a sixty five percent (65%) of the Registrable Securities.

m.   “Required Registration Amount” means each of the following amounts:

(1)   33.33% of the Closing Securities (the “First Required Registration Amount”);

(2)   33.33% of the Closing Securities (the “Second Required Registration Amount”); and

(3)   the sum of (i) 33.33% of the Closing Securities and (ii) three million Interest Shares issued and issuable pursuant to the terms of the Debentures (the “Third Required Registration Amount”).

m.   “Rule 415” means Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

n.	“SEC” means the United States Securities and Exchange Commission.
2.	Registration.
a.	Mandatory Registrations.

(1)   Parent shall prepare, and, as soon as practicable, but in no event later than the First Filing Deadline, file with the SEC the Registration Statement on Form SB-2 covering the resale of the First Required Registration Amount in an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall contain (except if otherwise directed by the Required Holders) the “Selling Shareholders” and “Plan of Distribution” sections in substantially the form attached hereto as Exhibit B. Parent shall use its best efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the First Effectiveness Deadline. Each Investor agrees to

NYK 1089084-6.079338.0012

furnish to Parent a completed questionnaire in the form of Exhibit C within three trading days after receiving Parent’s written request therefor.

(2)   Parent shall prepare, and, as soon as practicable, but in no event later than the Second Filing Deadline, file with the SEC the Registration Statement on Form SB-2 covering the resale of the Second Required Registration Amount in an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall contain (except if otherwise directed by the Required Holders) the “Selling Shareholders” and “Plan of Distribution” sections in substantially the form attached hereto as Exhibit B. Parent shall use its best efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Second Effectiveness Deadline. Each Investor agrees to furnish to Parent a completed questionnaire in the form of Exhibit C within three trading days after receiving Parent’s written request therefor.

(3)   Parent shall prepare, and, as soon as practicable, but in no event later than the Third Filing Deadline, file with the SEC the Registration Statement on Form SB-2 covering the resale of the Third Required Registration Amount in an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall contain (except if otherwise directed by the Required Holders) the “Selling Shareholders” and “Plan of Distribution” sections in substantially the form attached hereto as Exhibit B. Parent shall use its best efforts to have the Registration declared effective by the SEC as soon as practicable, but in no event later than the Third Effectives Deadline. Each Investor agrees to furnish to Parent a completed questionnaire in the form of Exhibit C within three trading days after receiving Parent’s written request therefor.

(4)   Upon the issuance of Threshold Shares or the warrants issued to one or more Buyers in lieu of the Threshold Shares, if any, Parent shall prepare, and, as soon as practicable, but in no event later than 30 days following the issuance of the Threshold Shares, or warrants, file with the SEC the Registration Statement on Form SB-2 covering the resale of the number of Threshold Shares issued, or the number of shares of Common Stock underlying the warrants, in an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall contain (except if otherwise directed by the Required Holders) the “Selling Shareholders” and “Plan of Distribution” sections in substantially the form attached hereto as Exhibit B. Parent shall use its best efforts to have the Registration declared effective by the SEC as soon as practicable, but in no event later than 90 days after filing the Registration Statement. Each Investor agrees to furnish to Parent a completed questionnaire in the form of Exhibit C within three trading days after receiving Parent’s written request therefor.

b.     Allocation of Registrable Securities. The number of Registrable Securities included in any Registration Statement shall be allocated pro rata among the Investors based on the number of Registrable Securities held by each Investor at the time the Registration Statement covering such initial number of Registrable Securities or increase thereof is declared effective by the SEC. In the event that an Investor sells or otherwise transfers any of such Investor’s Registrable Securities other than pursuant to the Plan of Distribution contained in the Registration Statement, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any shares of Common Stock included in a Registration Statement and which remain allocated

NYK 1089084-6.079338.0012

to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors which are covered by such Registration Statement. In no event shall Parent include any securities other than Registrable Securities on any Registration Statement without the prior written consent of the Required Holders.

c.     Legal Counsel. The Required Holders shall have the right to select one legal counsel to review and oversee any registration pursuant to this Section 2 (“Legal Counsel”), which shall be McDermott Will & Emery LLP or such other counsel as thereafter designated by the Required Holders. Parent and Legal Counsel shall reasonably cooperate with each other in performing Parent’s obligations under this Agreement.

d.     Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement. If (i) a Registration Statement covering all of the Registrable Securities required to be covered thereby and required to be filed by Parent pursuant to this Agreement is not declared effective by the SEC on or before the respective Effectiveness Deadline (an “Effectiveness Failure”) or (ii) on any day after the Effective Date sales of all of the Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period (as defined in Section 3(r)) pursuant to such Registration Statement (including, without limitation, because of a failure to keep such Registration Statement effective, to disclose such information as is necessary for sales to be made pursuant to such Registration Statement or to register a sufficient number of shares of Common Stock) (a “Maintenance Failure”) then, as partial relief for the damages to any holder by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity), Parent shall pay to each holder of Registrable Securities relating to such Registration Statement an amount in cash equal to: (i) 0.5% of the aggregate Purchase Price (as such term is defined in the Securities Purchase Agreement) allocable to such Investor’s Registrable Securities included in such Registration Statement for the first thirty day period (pro rated for periods totaling less than thirty days) following such Effectiveness Failure or Maintenance Failure; (ii) 0.75% of the aggregate Purchase Price allocable to such Investor’s Registrable Securities in such Registration Statement for the following thirty day period (pro rated for periods totaling less than thirty days); and (iii) 1% of the aggregate Purchase Price allocable to the such Investor’s Registrable Securities included in the Registration Statement for every thirty day period thereafter (pro rated for periods totaling less than thirty days). The payments to which a holder shall be entitled pursuant to this Section 2(d) are referred to herein as “Registration Delay Payments.” Registration Delay Payments shall be paid on the day of the Effectiveness Failure and the initial day of a Maintenance Failure, as applicable, and thereafter on the earlier of (A) the thirtieth day after the event or failure giving rise to the Registration Delay Payments has occurred and (B) the third Business Day after the event or failure giving rise to the Registration Delay Payments is cured. In the event Parent fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of 1.0% per month (prorated for partial months) until paid in full. The cumulative Registration Delay Payments shall not exceed 10% of the aggregate Purchase Price (as such term is defined in the Securities Purchase Agreement). Notwithstanding anything herein to the contrary, to the extent that the registration of any or all of the Registrable Securities by Parent on the Registration Statement is prohibited (such Registrable Securities, the “Non-Registered Securities”) under Rule 415 in the opinion of

NYK 1089084-6.079338.0012

the SEC, the Registration Delay Payments shall not be applicable to such Non-Registered Securities, in which case Parent will file additional Registration Statements (each, a “Subsequent Registration Statement”) each registering the Non-Registered Securities until all of the Registrable Securities have been registered. The Filing Deadline and Effectiveness Deadline of each Subsequent Registration Statement shall be, respectively, 45 and 90 days after the first day such Subsequent Registration Statement may be filed without objection by the Commission under Rule 415. Parent’s failure to meet the Filing Deadline and Effectiveness Deadline as they relate to the Subsequent Registration Statements shall subject it to all Registration Delay Payment provisions set forth in this Section 2(d).

3.	Related Obligations.

At such time as Parent is obligated to file a Registration Statement with the SEC pursuant to Section 2(a) or 2(d), Parent shall use its best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, Parent shall have the following obligations:

a.     Parent shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities and use its best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as practicable after such filing (but in no event later than the applicable Effectiveness Deadline). Parent shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144(k) (or any successor thereto) promulgated under the 1933 Act or (ii) the date on which the Investors shall have sold all of the Registrable Securities covered by such Registration Statement (the “Registration Period”). Parent shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading. The term “best efforts” shall mean, among other things, that Parent shall submit to the SEC, within two Business Days after the later of the date (i) that Parent learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be, and (ii) of the approval of Legal Counsel pursuant to Section 3(c) (which approval is immediately sought), a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 48 hours after the submission of such request.

b.     Parent shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of Parent covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the

NYK 1089084-6.079338.0012

case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of Parent filing a report on Form 10-Q, Form 10-K or any analogous report under the Securities Exchange Act of 1934, as amended (the “1934 Act”), Parent shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for Parent to amend or supplement such Registration Statement.

c.     Parent shall (A) permit Legal Counsel to review and comment upon (i) a Registration Statement at least five Business Days prior to its filing with the SEC and (ii) all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K, and Reports on Form 10-Q and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC, and (B) not file any Registration Statement or amendment or supplement thereto in a form to which Legal Counsel reasonably objects. Parent shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld or delayed. Parent shall furnish to Legal Counsel, without charge, (i) copies of any correspondence from the SEC or the staff of the SEC to Parent or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto. Parent and Legal Counsel shall reasonably cooperate with each other in performing Parent’s obligations pursuant to this Section 3.

d.     Parent shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, 10 copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

e.     Parent shall use its best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that Parent shall not be required in connection therewith or as a

NYK 1089084-6.079338.0012

condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. Parent shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by Parent of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

f.      Parent shall notify Legal Counsel and each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(q), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver 10 copies of such supplement or amendment to Legal Counsel and each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request). Parent shall also promptly notify Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile or e-mail on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of Parent’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

g.     Parent shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order or suspension and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

h.     If the Investors engage in an underwritten public offering of the Registrable Securities, at the reasonable request of any Investor, Parent shall furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from Parent’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Investors, and (ii) an opinion, dated as of such date, of counsel representing Parent for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.

NYK 1089084-6.079338.0012

i.      Parent shall make available for inspection by (i) any Investor, (ii) Legal Counsel and (iii) one firm of accountants or other agents retained by the Investors (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of Parent (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause Parent’s officers, directors and employees, counsel and Parent’s independent certified public accountants to supply all information which may be necessary and any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which Parent determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to Parent and allow Parent, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between Parent and any Investor) shall be deemed to limit the Investors’ ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

j.      Parent shall hold in confidence and not make any disclosure of information concerning an Investor provided to Parent unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. Parent agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

k.     Parent shall use its best efforts to cause all of the Registrable Securities covered by a Registration Statement to be quoted on each quotation system on which securities of the same class or series issued by Parent are then quoted. Parent shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).

l.      Parent shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

NYK 1089084-6.079338.0012

m.    If requested by an Investor, Parent shall within 5 days of receipt of notice from such Investor (i) incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities.

n.     Parent shall use its best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

o.     On the date hereof, Parent shall furnish to the Investors lock-up agreements executed by each Person listed on Exhibit D hereto pursuant to which each such Person shall agree not to sell, transfer or dispose of any shares of Common Stock owned by such Person until August 15, 2008, unless otherwise allowed by the Investors and the Parent’s investment banker, C.K. Cooper and Company.

p.     Parent shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

q.     Within 2 Business Days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, Parent shall: (i) file a definitive prospectus with the SEC under Rule 424(b) of the 1933 Act; and (ii) deliver, and shall cause legal counsel for Parent to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

r.      Notwithstanding anything to the contrary contained herein, at any time after the Registration Statement has been declared effective by the SEC, Parent may delay the disclosure of material, non-public information concerning Parent the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of Parent and its counsel, in the best interest of Parent and, in the opinion of counsel to Parent, otherwise required (a “Grace Period”); provided, that Parent shall promptly (i) notify the Investors in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice Parent will not disclose the content of such material, non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed 30 consecutive days and during any 365-day period such Grace Periods shall not exceed an aggregate of 60 days and the first day of any Grace Period must be at least two trading days after the last day of any prior Grace Period (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the

NYK 1089084-6.079338.0012

date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(g) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, Parent shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable. Notwithstanding anything to the contrary contained herein, Parent shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale, and, if required under applicable securities laws, deliver a copy of the prospectus included as part of the applicable Registration Statement, prior to the Investor’s receipt of the notice of a Grace Period and for which the Investor has not yet settled.

4.	Obligations of the Investors.
a.     At least 5 Business Days prior to the first anticipated filing date of a Registration Statement, Parent shall notify each Investor in writing of the information Parent requires from each such Investor if such Investor elects to have any of such Investor’s Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of Parent to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to Parent such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as Parent may reasonably request.

b.     Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with Parent as reasonably requested by Parent in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified Parent in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.

c.     Each Investor agrees that, upon receipt of any notice from Parent of the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(g) or the first sentence of Section 3(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary contained herein, Parent shall, to the extent it may do so under applicable federal and state securities law, cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor’s receipt of a notice from Parent of the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f) and for which the Investor has not yet settled.

NYK 1089084-6.079338.0012

d.     Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

5.	Expenses of Registration.

All reasonable expenses, other than underwriting discounts, commissions or concessions and brokers’ or agents’ commissions or concessions or selling commissions or concessions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for Parent shall be paid by Parent and Parent will make the requisite filing under NASD Rule 2710, at its sole expense. Parent shall also reimburse the Investors for the reasonable fees and disbursements of one Legal Counsel in connection with registration, filing or qualification of the Registrable Securities pursuant to Sections 2 and 3 of this Agreement.

6.	Indemnification.

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

a.     To the fullest extent permitted by law, Parent will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, members, partners, employees, agents, and representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an Indemnified Person is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if Parent files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by Parent of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any violation by Parent of this Agreement

NYK 1089084-6.079338.0012

(the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). Subject to Section 6(c), Parent shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to Parent by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by Parent pursuant to Section 3(d); (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any such Person from whom the Person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any Person controlling such Person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by Parent pursuant to Section 3(d), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used it or failed to deliver the correct prospectus as required by the 1933 Act and such correct prospectus was timely made available pursuant to Section 3(d); (iii) shall not be available to the extent such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by Parent, including a corrected prospectus, if such prospectus or corrected prospectus was timely made available by Parent pursuant to Section 3(d); and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of Parent, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

b.     In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), Parent, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls Parent within the meaning of the 1933 Act or the 1934 Act (each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to Parent by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party, promptly as such expenses are incurred and are due and payable, in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities

NYK 1089084-6.079338.0012

pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

c.     Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate reasonably with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this

NYK 1089084-6.079338.0012

Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

d.     The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

e.     The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.	Contribution.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

8.	Reports Under the 1934 Act.

With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of Parent to the public without registration (“Rule 144”), Parent agrees to:

a.     make and keep public information available, as those terms are understood and defined in Rule 144;

b.     file with the SEC in a timely manner all reports and other documents required of Parent under the 1933 Act and the 1934 Act so long as Parent remains subject to such requirements (it being understood that nothing herein shall limit Parent’s obligations under Section 4(c) of the Securities Purchase Agreement) and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

c.     furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon written request by an Investor, (i) a written statement by Parent, if true, that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of Parent and such other reports and documents so filed by Parent, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

NYK 1089084-6.079338.0012

9.	Assignment of Registration Rights.

The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of such Investor’s Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to Parent within a reasonable time after such assignment; (ii) Parent is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the Registrable Securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws; (iv) at or before the time Parent receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with Parent to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement.

10.	Amendment of Registration Rights.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of Parent and the Required Holders. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and Parent. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

11.	Miscellaneous.

a.     A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If Parent receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, Parent shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.

b.     Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to Parent:

EnerJex Resources, Inc.

7300 W. 110th Street, 7th Floor

NYK 1089084-6.079338.0012

Overland Park, KS 66210

Telephone:	913.693.4600
Facsimile:	913.693.4601
Attention:	Steve Cochennet, CEO

With a copy (for informational purposes only) to:

Stoecklein Law Group

402 West Broadway, Suite 400

San Diego, CA 92102

Telephone:	619.595.4882
Facsimile:	619.595.4883
Attention:	Donald J. Stoecklein

If to Legal Counsel:

McDermott Will & Emery LLP

340 Madison Avenue

New York, New York 10173

Telephone:	212 547-5400
Facsimile:	212 547-5444
Attention:	Stephen E. Older, Esq.
Meir A. Lewittes, Esq.

If to a Buyer, to its address and facsimile number set forth on the Schedule of Buyers attached hereto, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers, or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

c.     Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

d.     All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any

NYK 1089084-6.079338.0012

transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

e.     This Agreement, the other Transaction Documents (as defined in the Securities Purchase Agreement) and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the other Transaction Documents and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

f.      Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

g.     The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

h.     This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to each other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

i.      Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

NYK 1089084-6.079338.0012

j.      The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

k.     This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as expressly provided in Section 6 hereof.

l.      All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in the Agreement, by the Required Holders.

m.   The obligations of each Buyer hereunder are several and not joint with the obligations of any other Buyer, and no provision of this Agreement is intended to confer any obligations on any Buyer vis-à-vis any other Buyer. Nothing contained herein, and no action taken by any Buyer pursuant hereto, shall be deemed to constitute the Buyers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

* * * * * *

NYK 1089084-6.079338.0012

IN WITNESS WHEREOF, each Buyer and Parent has caused its respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

PARENT:

ENERJEX RESOURCES, INC., a Nevada corporation

By: /s/ Name: Title:

[Registration Rights Agreement Signature Page]

IN WITNESS WHEREOF, each Buyer and Parent has caused its respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYER:
DKR SOUNDSHORE OASIS HOLDING FUND LTD. By: /s/ Name: Title:

[Registration Rights Agreement Signature Page]

IN WITNESS WHEREOF, each Buyer and Parent has caused its respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYER:
WEST COAST OPPORTUNITY FUND, LLC
By: /s/ Name: Title:

[Registration Rights Agreement Signature Page]

IN WITNESS WHEREOF, each Buyer and Parent has caused its respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYER:

ENABLE GROWTH PARTNERS LP

By: /s/
Name:

                                                                                                                          Title:

[Registration Rights Agreement Signature Page]

IN WITNESS WHEREOF, each Buyer and Parent has caused its respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYER:

ENABLE OPPORTUNITY PARTNERS
LP

By: /s/
Name:
Title:

[Registration Rights Agreement Signature Page]

                IN WITNESS WHEREOF, each Buyer and Parent has caused its respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYER:

GLACIER PARTNERS LP

By: /s/
Name:
Title:

[Registration Rights Agreement Signature Page]

                IN WITNESS WHEREOF, each Buyer and Parent has caused its respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYER:

FREY LIVING TRUST

By: /s/
Name:
Title:

[Registration Rights Agreement Signature Page]

SCHEDULE OF BUYERS

Buyer	Buyer Address and Facsimile Number	Buyer’s Representative’s Address and Facsimile Number
DKR Soundshore Oasis Holding Fund Ltd.	c/o DKR Oasis Management Company L.P. 1281 East Main Street Stamford, CT 06902 Telephone: 203.324.8378 Facsimile: 203.324.8488 Attention: Rajni Narasi
West Coast Opportunity Fund, LLC	2151 Alessandro Drive, Suite 100 Ventura, CA 93001 Telephone: 805.653.5333 Facsimile: 805.648.6488 Attention: Atticus Lowe	McDermott Will & Emery LLP 340 Madison Avenue New York, New York 10173 Telephone: 212.547.5400 Facsimile: 212.547.5444 Attention: Stephen E. Older, Esq. Meir A. Lewittes, Esq.
Enable Growth Partners LP	Enable Capital Management One Ferry Building, Suite 255 San Francisco, CA 94111 Telephone: 415.677.1578 Attention: Brendan O’Neil, CFA and Principal & Portfolio Manager	Feldman Weinstein & Smith LLP 420 Lexington Avenue, Suite 2620 New York, New York 10170 Telephone: 212.931.8719 Facsimile: 212.997.4242 Attention: Joseph A. Smith
Enable Opportunity Partners LP	Enable Capital Management One Ferry Building, Suite 255 San Francisco, CA 94111 Telephone: 415.677.1578 Attention: Brendan O’Neil, CFA and Principal & Portfolio Manager	Feldman Weinstein & Smith LLP 420 Lexington Avenue, Suite 2620 New York, New York 10170 Telephone: 212.931.8719 Facsimile: 212.997.4242 Attention: Joseph A. Smith
Glacier Partners LP	Glacier Asset Management, LLC 812 Anacapa #b Santa Barbara, CA 93101 Telephone: 805.564.6769 Attention: Peter Castellanos
Frey Living Trust	4105 NE Rigels Cove Way Jensen Beach, FL 34957 Telephone: 772.334.0474 Attention: Phil Frey

[Registration Rights Agreement Signature Page]

EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS

OF REGISTRATION STATEMENT

____________, 200___

Standard Registrar & Transfer Company, Inc.

12528 South 1840 East

Draper, Utah 84020

Attention: Ronald Harrington

Re:	EnerJex Resources, Inc.

Ladies and Gentlemen:

We are counsel to EnerJex Resources, Inc., a Nevada corporation (the “Company”), and have represented the Company in connection with that certain Securities Purchase Agreement (the “Securities Purchase Agreement”) entered into by and among the Company and the buyers named therein (collectively, the “Holders”) pursuant to which the Company issued to the Holders (i) [__] shares of or [__] warrants for (the “Closing Securities”) Common Stock, $0.001 par value per share (“Common Stock”), of the Company, (ii) shares of Common Stock which have been reserved for issuance upon the payment of interest on Debentures (the “Interest Shares”), and (iii) shares of Common Stock which have been reserved for issuance upon the failure to meet certain production thresholds under the Securities Purchase Agreement (the “Threshold Shares”) (the Closing Securities, the Interest Shares and the Threshold Shares, collectively, the “Shares”). Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the Shares, under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ___, 200_, the Company filed a Registration Statement on Form SB-2 (File No. 333-_____________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Holders as a selling shareholder thereunder.

In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

1

NYK 1089084-6.079338.0012

This letter shall serve as our notice to you that the shares of Common Stock registered pursuant to the Registration Statement are currently freely transferable by the Holders pursuant to the Registration Statement.

Very truly yours,

Stoecklein Law Group

By:/s/

Donald J. Stoecklein, President
cc:	[LIST NAMES OF HOLDERS]

2

NYK 1089084-6.079338.0012

EXHIBIT B

SELLING SHAREHOLDERS

The shares of Common Stock being offered by the selling shareholders were originally issued by the Company to investors in a private placement transaction. For additional information regarding the issuance of those shares of Common Stock, see “Private Placement of Shares of Common Stock” above. We are registering the shares of Common Stock in order to permit the selling shareholders to offer the shares for resale from time to time. Except for the ownership of the shares of Common Stock issued pursuant to the Securities Purchase Agreement, the selling shareholders have not had any material relationship with us within the past three years.

The table below lists the selling shareholders and other information regarding the beneficial ownership of the shares of Common Stock by each of the selling shareholders. The second column lists the shares of Common Stock being offered by this prospectus by the selling shareholders as of the date hereof.

The third column lists the shares of Common Stock being offered by this prospectus by the selling shareholders.

In accordance with the terms of a registration rights agreement with the selling shareholders, this prospectus generally covers the resale of up to 100% of the sum of (i) the shares of Common Stock issued by the Company pursuant to the Securities Purchase Agreement, (ii) the number of Interest Shares issued and issuable pursuant to the terms of the Debentures, (ii) the maximum number of Threshold Shares issued and issuable pursuant to the terms of the Securities Purchase Agreement. [Update for Specific Registration Statement]

The fourth column assumes the sale of all of the shares offered by the selling shareholders pursuant to this prospectus.

The selling shareholders may sell all, some or none of their shares in this offering. See “Plan of Distribution.”

Name of Selling Shareholder	Number of Shares of Common Stock Owned Prior to Offering	Maximum Number of Shares of Common Stock to be Sold Pursuant to this Prospectus	Number of Shares of Common Stock Owned After Offering
DKR Soundshore Oasis Holding Fund Ltd. (1)			0
West Coast Opportunity Fund, LLC (2)			0
Enable Growth Partners LP (3)			0
Enable Opportunity Partners LP (3)			0

1

NYK 1089084-6.079338.0012

Glacier Partners LP (4)	0
Frey Living Trust	0

(1) The investment manager of DKR SoundShore Oasis Holding Fund Ltd. (the “Fund”) is DKR Oasis Management Company LP (the "Investment Manager"). The Investment Manager has the authority to do any and all acts on behalf of the Fund, including voting any shares held by the Fund. Mr. Seth Fischer is the managing partner of Oasis Management Holdings LLC, one of the general partners of the Investment Manager. Mr. Fischer has ultimate responsibility for trading with respect to the Fund. Mr. Fischer disclaims beneficial ownership of the shares.

(2) The investment manager of West Coast Opportunity Fund, LLC (the "Fund") is West Coast Asset Management (the "Investment Manager"). The Investment Manager has the authority to do any and all acts on behalf of the Fund, including voting any shares held by the Fund. Paul Orfalea, Lance Helfert and Atticus Lowe constitute the Investment Committee of the Investment Manager. Messrs. Orfalea, Helfert and Lowe disclaim beneficial ownership of the shares.

(3) The investment manager of Enable Growth Partners LP and Enable Opportunity Partners LP (the “Funds”) is Enable Capital Management (the “Investment Manager”). The Investment Manager has the authority to do any and all acts on behalf of the Funds, including voting any shares held by the Funds. Brendan O’Neil is the chief financial advisor and principal and portfolio manager of Enable Growth Partners LP and Enable Opportunity Partners LP. Mr. O’Neil has ultimate responsibility for trading with respect to the Funds. Mr. O’Neil disclaims beneficial ownership of the shares.

(4) The investment manager of Glacier Partners, LP (the “Fund”) is Glacier Partners (the “Investment Manager”). The Investment Manager has the authority to do any and all acts on behalf of the Fund, including voting any shares held by the Fund. Peter Castellanos has ultimate responsibility for trading with respect to the Fund. Mr. Castellanos disclaims beneficial ownership of the shares.

2

NYK 1089084-6.079338.0012

PLAN OF DISTRIBUTION

We are registering the shares of Common Stock issued to investors pursuant to the Securities Purchase Agreement to permit the resale of these shares of Common Stock by the selling shareholders from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling shareholders of the shares of Common Stock. We will bear all fees and expenses incident to our obligation to register the shares of Common Stock.

The selling shareholders may sell all or a portion of the shares of Common Stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of Common Stock are sold through underwriters or broker-dealers, the selling shareholders will be responsible for underwriting discounts and commissions and brokers’ or agents’ commissions or selling commissions. The shares of Common Stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions,

•	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;
•	in the over-the-counter market;
•	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;
•	through the writing of options, whether such options are listed on an options exchange or otherwise;
•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;
•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;
•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;
•	an exchange distribution in accordance with the rules of the applicable exchange;
•	privately negotiated transactions;
•	short sales entered into after the effective date of the registration statement of which this prospectus is a part;
•	sales pursuant to Rule 144;

NYK 1089084-6.079338.0012

•	broker-dealers may agree with the selling shareholders to sell a specified number of such shares at a stipulated price per share;
•	a combination of any such methods of sale; and
•	any other method permitted pursuant to applicable law.

If the selling shareholders effect such transactions by selling shares of Common Stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling shareholders or commissions from purchasers of the shares of Common Stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). No such broker-dealer will receive compensation in excess of that permitted by NASD Rule 2440 and IM-2440. In no event will any broker-dealer receive total compensation in excess of 8%. In connection with sales of the shares of Common Stock or otherwise, the selling shareholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of Common Stock in the course of hedging in positions they assume. The selling shareholders may also sell shares of Common Stock short and deliver shares of Common Stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling shareholders may also loan or pledge shares of Common Stock to broker-dealers that in turn may sell such shares.

The selling shareholders may pledge or grant a security interest in some or all of the shares of Common Stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell such shares of Common Stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended, amending, if necessary, the list of selling shareholders to include the pledgee, transferee or other successors in interest as selling shareholders under this prospectus. The selling shareholders also may transfer and donate the shares of Common Stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling shareholders and any broker-dealer participating in the distribution of the shares of Common Stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the shares of Common Stock is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of Common Stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling shareholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

2

NYK 1089084-6.079338.0012

Under the securities laws of some states, the shares of Common Stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of Common Stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling shareholder will sell any or all of the shares of Common Stock registered pursuant to the registration statement, of which this prospectus forms a part.

The selling shareholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of Common Stock by the selling shareholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of Common Stock to engage in market-making activities with respect to the shares of Common Stock. All of the foregoing may affect the marketability of the shares of Common Stock and the ability of any person or entity to engage in market-making activities with respect to the shares of Common Stock.

We will pay all expenses of the registration of the shares of Common Stock pursuant to the registration rights agreement, estimated to be $[ ] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, that a selling shareholder will pay all underwriting discounts, commissions and concessions and brokers’ or agents’ commissions and concessions or selling commissions and concessions, if any. We will indemnify the selling shareholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreement, or the selling shareholders will be entitled to contribution. We may be indemnified by the selling shareholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling shareholder specifically for use in this prospectus, in accordance with the related registration rights agreement, or we may be entitled to contribution.

Once sold under the registration statement, of which this prospectus forms a part, the shares of Common Stock will be freely tradable in the hands of persons other than our affiliates.

3

NYK 1089084-6.079338.0012

EXHIBIT C

INVESTOR QUESTIONNAIRE

The information contained in this questionnaire will be relied upon by Enerjex Resources, Inc. (the “Company”) and its advisors. Accordingly, by signing this questionnaire, you represent as follows:

(i)     The information contained herein is complete and accurate and may be relied upon by the Company and its advisors; and

(ii)    You will notify the Company immediately of any material change in any information provided herein.

Although the Company will use its best efforts to keep the information provided in the answers to this questionnaire strictly confidential, the Company may present this questionnaire and the information provided in it to such parties as the Company reasonably deems advisable if called upon to establish the availability under any federal or state securities laws of an exemption from registration or if the contents thereof are relevant to any issue in any action, suit, or proceeding to which the Company is a party or by which it is or may be bound.

This questionnaire does not constitute an offer by the Company, but rather is a request for information.

Thank you for taking the time to complete this questionnaire.

NYK 1089084-6.079338.0012

Investor Information

INSTRUCTIONS: Please print or type all answers. If the answer to any question is “none” or “not applicable,” please so state.

Part A – General

For Entities:

1. Name: ______________________________________________________________________________

2. Taxpayer Identification No.: _____________________________________________________________

3. Jurisdiction and Year of Organization: _____________________________________________________

4. Nature of Business: ____________________________________________________________________

5. Business Address:_____________________________________________________________________

6. Business Telephone Number: ____________________________________________________________

Part B -- Type of Investor

1.	Are you:

(i)

A bank as defined in Section 3(a)(2) of the Securities Act of 1933 (the “Securities Act”) or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity?

Yes ___	No ___

(ii)	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934? Yes ___ No ___

(iii)	An insurance company as defined in Section 2(a)(13) of the Securities Act?
Yes ___	No ___

(iv)	An investment company registered under the Investment Company Act of 1940 (the “Company Act”) or a business development company as defined in Section 2(a)(48) of the Company Act? Yes ___ No ___

(v)	A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958? Yes ___ No ___

(vi)

A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000? Yes ___ No ___

(vii)

An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”) whose the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or that has total assets in excess of $5,000,000? Yes ___ No ___

2

NYK 1089084-6.079338.0012

(viii)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940? Yes ___ No ___

(ix)

An organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, a corporation, Massachusetts or similar business trust, or partnership with total assets in excess of $5,000,000, which was not formed for the specific purpose of acquiring the securities of a particular issuer? Yes ___ No ___

(x)	An entity in which all of the equity owners are “accredited investors,” as such term is defined under the Securities Act of 1933? Yes ___ No ___

(xi)

A self-directed plan with investment decisions made solely by persons who are accredited investors? Yes ___ No ___ Please attach a separate sheet setting forth the basis for the representation that they are “accredited investors.”

(xii)

A natural person whose individual net worth, or joint net worth with your spouse, exceeds $1,000,000? (In calculating your net worth, you may include all assets, such as your home, home furnishings and automobiles, less your liabilities.) Yes ___ No ___

(xiii)

A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with your spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year? Yes ___ No ___

(xiv)

A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities of a particular issuer, whose investments are directed by a sophisticated person with sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of the trust’s investments? Yes ___ No ___

Part C – Financial and Other Data

1. If you are an entity, please indicate the range of your total amount of assets.

_________ $0 - $5,000,000

_________ Over $5,000,000

2. Do you have adequate liquid assets (defined as cash, cash equivalents and freely marketable securities) to meet your current needs and personal contingencies? Yes ___ No ___

3. Please indicate your other investment experience (e.g., stocks, real estate, etc.)

______________________________________________________________________________________

______________________________________________________________________________________

4. Do you or the persons who make investment decisions on your behalf have sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of your investments?

Yes ___	No ___

3

NYK 1089084-6.079338.0012

5. Do you typically use a purchaser representative in connection with your investments (i.e., someone who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of your investments and whom you acknowledge in writing during the course of your investment to be your purchaser representative)? Yes ___ No ___

If so, please provide the name, address and telephone number of your purchaser representative.

______________________________________________________________________________________

______________________________________________________________________________________

IN WITNESS WHEREOF, the undersigned has executed this questionnaire as of _________, 200__, and declared that it is truthful and correct.

__________________________________________

By: ____________________________
Name:
Title:

4

NYK 1089084-6.079338.0012

EXHIBIT D

PERSONS EXECUTING LOCK-UP AGREEMENTS PURSUANT TO

SECTION 3(o) OF THE AGREEMENT

Steve Cochennet

Todd Bart

Mark Haas

1

NYK 1089084-6.079338.0012